Exhibit 99.1

Castellum, Inc. Completes $2 Million Paydown, Retires Note Payable to Robert Eisiminger

VIENNA, Va., Nov. 13, 2025 (GLOBE NEWSWIRE) -- Castellum, Inc. (NYSE-American: CTM) (“Castellum” or “CTM”), a cybersecurity, electronic warfare, and software engineering services company focused on the federal government, announces that it has fully eliminated its $2 million debt obligation to Robert Eisiminger, strengthening the balance sheet and leaving no outstanding principal balance.

“With this paydown, part of which we were able to do from free cash flow generated in Q3 and part from our cash reserves, our long-term debt has been reduced to zero, and our current notes payable now stands at $400,000, an extraordinary shift from just one year ago. This milestone reflects Castellum’s disciplined strategy and strong execution,” said David Bell, Chief Financial Officer of Castellum.

“By advancing our debt reduction strategy, we continue to strengthen an already solid balance sheet and accelerate our commitment to disciplined, organic growth. Our improved financial position enables us to make strategic investments in business development capabilities that enhance our ability to capture major prime contract opportunities. This progress reflects our ongoing commitment to building a stronger Castellum; one that delivers for our people, our mission customers, and our shareholders,” said Glen Ives, Chief Executive Officer of Castellum. “We also would like to publicly thank Bob Eisiminger for his long-term support and commitment to CTM and our nation’s security, from having largely funded our first acquisition in 2019 to providing other support over the years. We are very pleased to be able to repay his promissory note fully.”

About Castellum, Inc. (NYSE-American: CTM):

Castellum, Inc. (NYSE-American: CTM) is a cybersecurity, electronic warfare, and software engineering services company focused on the federal government - https://castellumus.com/.

Cautionary Statement Concerning Forward-Looking Statements:

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent the Company's expectations or beliefs concerning future events and can generally be identified by the use of statements that include words such as “estimate,” “project,” “believe,” “anticipate,” “shooting to,” “intend,” “plan,”

“foresee,” “likely,” “will," “would,” “appears,” “goal,” “target” or similar words or phrases. Forward-looking statements include, but are not limited to, statements regarding the Company's expectations for revenue growth and new customer opportunities, improvements to cost structure, and profitability. Forward-looking statements include, but are not limited to, statements regarding the Company's expectations for revenue growth and new customer opportunities and other customers, improvements to cost structure, and profitability. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of the Company's control, that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, among others: the Company's ability to compete against new and existing competitors; its ability to effectively integrate and grow its acquired companies; its ability to identify additional acquisition targets and close additional acquisitions; the impact on the Company's revenue due to a delay in the U.S. Congress approving a federal budget, operating under a prolonged continuing resolution, government shutdown, or breach of the debt ceiling, as well as the imposition by the U.S. government of sequestration in the absence of an approved budget; the ability of the U.S. federal government to unilaterally cancel a contract with or without cause, and more specifically, the potential impact of the U.S. DOGE Service Temporary Organization on government spending and terminating contracts for convenience. For a more detailed description of these and other risk factors, please refer to the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”) which can be viewed at www.sec.gov. All forward-looking statements are inherently uncertain, based on current expectations and assumptions concerning future events or future performance of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. The Company expressly disclaims any intent or obligation to update any of the forward-looking statements made in this release or in any of its SEC filings except as may be otherwise stated by the Company.

Contact:

Glen Ives
President and Chief Executive Officer
Phone: (703) 752-6157
info@castellumus.com
https://castellumus.com

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/651d9aee-5a50-482d-a218-4efcb30edd44